SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2013

GRID PETROLEUM CORP.

(Exact name of Company as specified in its charter)

Nevada	000-53276	30-0690324
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
1155 Camino Del Mar, #176 Del Mar, CA 92014
(Address of principal executive offices)
Phone: (702) 751-3889
999 18th Street, Suite 3000, Denver, CO 80202
(Former Address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Grid Petroleum Corp.

Form 8-K

Current Report

Item 1.01 Entry into a Material Definitive Agreement

On October 18, 2013, Grid Petroleum, Corp., a Nevada Corporation (the “Company”) entered into an Asset Swap Agreement (the “Asset Swap Agreement”) by and amongst the Company, Xploration Inc., a Nevada Corporation (“Xploration”) and Solimar Energy, LLC, a California limited liability company (“Solimar”); thereby, swapping certain land leases as described below, forgiveness of delay rentals and terminating the (a) Kreyenhagen Trend Joint Operating Agreement dated March 1, 2011, between Solimar and Xploration (“Kreyenhagen Trend JOA”), (b) Jacalitos Joint Operating Agreement dated March 1, 2011, between Solimar and Xploration (“Jacalitos JOA”) and the (c) Farmin / Settlement Agreement dated November 3, 2011, between Solimar and Xploration, with an effective date as of September 1, 2013.

As per the terms of the Asset Swap Agreement, the Company and Xploration assigned sixteen percent (16%) interest to Solimar, in the following six (6) leases located in the Kreyenhagen Trend, instruments numbered: (i) 0922006 2009-0167477, (ii) 2007-0068080, (iii) 1122558, (iv) 801269, (v) 2007-0036755, and (vi) 2007-0036730.  Further, as part of this Asset Swap Agreement, the Company and Xploration, assigned the twenty-five percent (25%) interest in the Jacalitos Lease, instrument numbered 2009-167476, for a total assignment of 3,102.43 gross landowner acres and 3,082.43 net landowner acres to Solimar. In return, Solimar assigned eighty four percent (84%) of its interest in the Bureau of Land Management Lease, serial number: CACA 49877 representing 1,140.62 gross and net landowner acres that is a part of the Kreyenhagen Trend to the Xploration and Xploration will be assigning the eighty four (84%) to the Company at a future date.

Additionally, as part of the Asset Swap Agreement, Solimar shall forgive Xploration and the Company of the Company’s and Xploration’s obligation to pay the delay rental on the Vintage Petroleum, LLC, lease on instrument numbered 0922006 2009-0167477, and 2009-0167476 for a total forgiveness of nine thousand nine hundred thirty one dollars and forty nine cents ($9,931.49). In connection with the Asset Swap Agreement, Xploration will pay Solimar three hundred sixty five dollars ($365) for its delay rental on the CACA 49877 lease that became due on August 31, 2013.

The foregoing description of the Asset Swap Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Asset Swap Agreement, which is filed as Exhibit 10.01 hereto and is incorporated herein, by reference.

Item 1.02 Termination of a Material Definitive Agreement

The information set forth under Item 1.01 is incorporated by reference into Item 1.02 of this Current Filing.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth under Item 1.01 is incorporated by reference into Item 2.01 of this Current Filing.

Item 8.01 Other Information

Effective as of December 16, 2013, the Board of Directors of the Company determined that it was in the best interests of the Company and its stockholders that the Company change its address to 1155 Camino Del Mar #176, Del Mar, CA 92014 (the “Address Change”) and by resolution authorized, approved and adopted the Address Change.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit 10.01 – Asset Swap Agreement by and amongst Grid Petroleum Corp., Xploration, Inc., and Solimar Energy, LLC., dated October 18, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRID PETROLEUM CORP.
Date: December 16, 2013	By: /s/ Tim DeHerrera
Tim DeHerrera
Chairman of the Board of Directors